EXHIBIT 10.14

CONFIDENTIAL

Copy Number:  _____

Name of Offeree:  ______________________________

                                OFFERING OF UNITS

                      (each Unit consisting of one share of

                                  common stock

                           and one warrant to purchase

                     1/2 (one-half) a share of common stock)

                                       OF

                             JAWS TECHNOLOGIES, INC.

                             (a Nevada corporation)

                      ------------------------------------

                                  SUBSCRIPTION

                                     BOOKLET

                      ------------------------------------



                            CANADIAN PLACEMENT AGENT:

                    Thomson Kernaghan & Co. Limited (Canada)




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                                December 16, 1999

                            SUBSCRIPTION INSTRUCTIONS

                             (Please read carefully)

               Units (the "Units") of JAWS Technologies, Inc., a Nevada corporation (the "Company"), are being offered in the United States and in Canada pursuant to (i) the Company's Confidential Private Placement Memorandum dated December 13, 1999 (the "U.S. Memorandum"), and (ii) the Company's Confidential Private Placement Memorandum dated December 13, 1999 (the "Canadian Memorandum"), respectively, for a minimum investment for purchasers resident in the United States or in the Provinces of Alberta, Manitoba or British Columbia of US$100,000 and a minimum investment for purchasers resident in the Province of Ontario of US$ 106,250 (together, the "Offering"). You should consult with an attorney, accountant, investment advisor or other advisor regarding an investment in the Company and its suitability for you. The Company reserves the right to reject any offer to purchase the Units, in whole or part, for any reason without notice. The Company may withdraw, cancel or modify this Offering at any time without notice.

               In order to subscribe for Units, a prospective purchaser must complete and execute the subscription documents contained in this booklet in accordance with the instructions set forth herein. All subscription documents must be completed correctly and thoroughly or they will not be accepted (including checking the appropriate box(es) in Section 6 and Section 7 to indicate accredited investor status. This entire booklet should then be returned to Thomson Kernaghan & Co. Limited, 365 Bay Street, 10th Floor, Toronto, Ontario M5H 2V2 (Attention: Lionel F. Conacher). Please be sure that your name appears in exactly the same way in each signature and in each place where it is inserted in the documents. Duplicate copies of each signed document will be returned to you after your subscription is accepted and a closing with respect to your subscription for Units has occurred.

               NO PERSON IS AUTHORIZED TO RECEIVE THIS BOOKLET UNLESS
SUCH PERSON HAS PREVIOUSLY RECEIVED, OR SIMULTANEOUSLY RECEIVES,
COPIES OF THE MEMORANDUM BEARING ON ITS FIRST PAGE THE NAME OF
SUCH PERSON AND THE NUMBER SET FORTH ON THE COVER HEREOF. Delivery of this booklet to anyone other than the person named on the front cover as the offeree is unauthorized, and any reproduction or circulation of this booklet, in whole or in part, is prohibited.

               Subscriptions from suitable prospective investors ("Subscribers", or each individually a "Subscriber") will be accepted at the sole discretion of the Company after receipt of all subscription documents (properly completed and executed) and after confirmation of the receipt of the appropriate payment.

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                               FOR ALL SUBSCRIBERS

Subscription Agreement                  READ,  complete,  date  and  sign.  Each
                                        Subscriber  must  complete  and sign the
                                        signature    page   and    initial   the
                                        applicable  boxes under Sections 6 and 7
                                        of the Subscription  Agreement  entitled
                                        "Representations  and  Warranties  as to
                                        Institutional     Accredited    Investor
                                        Status"   and    "Representations    and
                                        Warranties  as  to  Accredited  Investor
                                        Status," respectively.

                                        Corporations,  partnerships  and  trusts
                                        must  attach   appropriate   authorizing
                                        instruments   (corporate  resolution  or
                                        by-laws,  partnership agreement or trust
                                        instrument).   Additional  documentation
                                        may be required.

Payment The minimum investment for purchasers resident in the United States, in the Provinces of Alberta, Manitoba or British Columbia or in Belgium is US$100,000 or such greater amount required by local law.

                                        The minimum investment for purchasers resident in the Province of Ontario is US$106,250.

                                        The purchase price is payable by either certified cheque or wire transfer.

                                        If making  payment by certified  cheque,
                                        send  a  cheque   payable  to   "Thomson
                                        Kernaghan & Co. Limited"

                                        Wire  transfer   instructions   will  be
                                        provided to prospective investors by the Placement Agent.

                  PLEASE PRINT IN INK OR TYPE ALL INFORMATION.

          FAILURE TO COMPLY WITH THE ABOVE INSTRUCTIONS WILL CONSTITUTE
        AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN
                   THE REJECTION OF YOUR SUBSCRIPTION REQUEST.

897953.8


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No. _________                                     ______________________________
                                                                 Name of Offeree

                             SUBSCRIPTION AGREEMENT

JAWS Technologies, Inc.
1013 17th Avenue, S.W.
Calgary, Alberta T2T0A7
Canada

Ladies and Gentlemen:

               This Subscription Agreement is made between JAWS Technologies, Inc., a Nevada corporation (the "Company"), and the undersigned prospective purchaser (the "Subscriber") who is subscribing hereby for Units (the "Units") in the Company, each Unit consisting of one share of common stock, par value $.001 per share ( "Common Stock"), of the Company and one warrant (a "Warrant") to purchase 1/2 (one half) of a share of Common Stock at an exercise price of US$6.50 per share. This subscription is submitted to you in accordance with, and subject to, the terms and conditions described in the Canadian Offering Memorandum of the Company, together with any supplements or amendments thereto (the "Canadian Memorandum"), relating to two concurrent offerings (together, the "Offering") of a minimum of 2,000,000 Units and a maximum of 3,500,000 Units, at a purchase price of US$4.25 per Unit. Thomson Kernaghan & Co. Limited (the "Canadian Placement Agent") is acting as the placement agent on behalf of the Company in connection with the Canadian Offering (the "Canadian Placement Agent") and SmallCaps Online LLC is acting concurrently as the placement agent on behalf of the Company in connection with the U.S. Offering (the "U.S. Placement Agent" and, together with the Canadian Placement Agent, the "Placement Agents"). It is anticipated that the initial closing will occur on or about December 23, 1999, or such other date the Company and the Placement Agents may agree (the "Initial Closing Date" and, collectively with all other closing dates, the "Closing Date") pursuant to a Placement Agency Agreement by and between the Company and each Placement Agent, respectively.

               In consideration of the Company's agreement to sell Units to the undersigned upon the terms and conditions summarized in the Canadian Memorandum, the undersigned agrees and represents to the Company and the Canadian Placement Agent as follows:

               1. Subscription. The Subscriber hereby irrevocably subscribes for, and agrees to purchase, Units of the Company. In accordance with the Subscription Instructions attached hereto, the undersigned has remitted to the Company payment in full for one hundred percent (100%) of the estimated aggregate purchase price of the Units subscribed for hereunder.

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               The  undersigned  acknowledges  receipt of a copy of the Canadian
Memorandum.

               2. Understandings. The Subscriber understands and acknowledges that it is aware of the following:

               (a) This subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, for any reason without notice, notwithstanding prior receipt by the undersigned of notice of acceptance of the undesigned's subscription. If the undersigned's subscription is rejected in whole or in part, the payment made by the undersigned (or, in the case of rejection of a portion of the undersigned's subscription, the part of the payment relating to such rejected portion) will be returned promptly, with interest.

               (b) Except as set forth in paragraph 2(a) above, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned and that, except as required by law, the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements upon each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

               (c) NEITHER THE UNITS, NOR THE SHARES OF COMMON STOCK, THE WARRANTS OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS, HAVE BEEN REGISTERED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED IN RELIANCE ON EXEMPTIONS FROM THE ACT AND SUCH STATE LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTION. THE UNITS MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND/OR SUCH STATE LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. THE MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE PERSON NAMED ABOVE, AND ONLY IF THAT PERSON MEETS THE SUITABILITY STANDARDS SET FORTH IN THE MEMORANDUM.

               (d) The Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D promulgated under the Act ("Regulation D") and Rule 506 thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned hereunder.

               (e) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Act, Regulation D and Rule 506, the undersigned will, at a minimum, be required to fulfill the investor suitability requirements hereunder.

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               (f) No governmental  agency has passed upon the Units or made any finding or determination as to the wisdom or fairness of any investments therein nor has any such agency made any recommendation or endorsement of the Units.

               (g) The Units involve a risk of loss by the Subscriber of its entire investment, including the risks summarized in the Memorandum, and it must bear such economic risk for an indefinite period of time. An investment in the Units is suitable only for persons who have substantial financial resources and have no need for liquidity in this investment.

               (h) THE TAX CONSEQUENCES TO THE SUBSCRIBER OF THE INVESTMENT IN THE COMPANY WILL DEPEND ON THE SUBSCRIBER'S PARTICULAR CIRCUMSTANCES. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM, THE OTHER DOCUMENTS DELIVERED HEREWITH OR ANY OTHER COMMUNICATION FROM THE COMPANY OR ANY PLACEMENT AGENT AS INVESTMENT OR LEGAL ADVICE. THE MEMORANDUM, THE OTHER DOCUMENTS DELIVERED HEREWITH AND ANY SUCH OTHER MATERIALS, AS WELL AS THE NATURE OF AN INVESTMENT IN THE SECURITIES OFFERED, SHOULD BE REVIEWED BY EACH PROSPECTIVE INVESTOR AND SUCH INVESTOR'S INVESTMENT, TAX, LEGAL, ACCOUNTING AND OTHER ADVISORS.

               3.  General   Representations  and  Warranties.   The  Subscriber
represents and warrants to the Company, that:

               (a) The undersigned is familiar with, and understands, the terms of the Offering and sale of the Units and any other matters set forth in the Canadian Memorandum. The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of Units, including the risks set forth in the Canadian Memorandum under "Risk Factors."

               (b) The Subscriber, its advisers, if any, and designated representatives, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Canadian Memorandum, have had all their inquiries to the Company answered to their satisfaction, and have been furnished all information requested in writing relating to the Company, the offering and sale of the Units and any other matters set forth in the Canadian Memorandum.

               (c)  The  Subscriber,   its  advisers,  if  any,  and  designated
representatives, if any, have not been furnished any offering literature other than the Canadian Memorandum have relied only

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on the  information  contained in such Canadian  Memorandum and the  information described in paragraph 3(b) above furnished or made available to them at their written request by the Company.

               (d) The Subscriber, if a corporation, partnership, trust or other legal entity, is authorized and otherwise fully qualified to purchase and hold Units in the Company. Such entity has its principal place of business at the address set forth on the signature page hereof and such entity has not been formed for the specific purpose of acquiring Units in the Company.

               (e) The Subscriber has adequate means of providing for current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the Units and could afford complete loss of such investment.

               (f) The Subscriber is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (but excluding information available through Internet-related media that would not constitute general solicitation material under applicable federal securities laws, rules and regulations) or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

               (g) All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Subscription Agreement, and, if there should be any material change in such information prior to the admission of the undersigned to the Company, the Subscriber will immediately furnish revised or corrected information to you.

               (h) If the Subscriber is a partnership or limited liability company, the representations, warranties, agreements and understandings set forth herein are true with respect to all partners or members in the Subscriber (and if any such partner or member is itself a partnership or limited liability company, all persons holding an interest in such partnership or limited liability company, directly or indirectly, including through one or more partnerships or limited liability companies), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby, and the undersigned agrees to furnish to the Company, upon request, documentation satisfactory to Company in its reasonable discretion, supporting the truthfulness of such representations and warranties with respect to all such partners or members in the Subscriber.

               (i) If the undersigned is purchasing in a representative or fiduciary capacity, the representations and warranties herein shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing, and the undersigned agrees to furnish to the Company, upon request, documentation satisfactory to the Company in its sole discretion, supporting the truthfulness of such representations and warranties as made on behalf of such person or persons.

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               4.  Representations  and Warranties as to Investment  Intent. The
Subscriber has read and is familiar with the Canadian Memorandum and represents to the Company that: it is purchasing the Units for his or its own account, or for one or more fiduciary accounts as to which the Subscriber has investment discretion, and for investment purposes only and not with a view to their resale or further distribution to any other person or entity; no one other than the Subscriber will have any interest in, or any right to acquire, the Units, nor does anyone other than the Subscriber have any interest in this subscription; it has full right, power and authority to execute this Subscription Agreement, any materials accompanying this Subscription Agreement, and as of the time this
Subscription   Agreement,   he  or  it  has  duly  and  validly  executed,  this
Subscription Agreement; and he or it has full right power and authority to perform his or its obligations hereunder and thereunder.

               5. Understanding as to Exemption from Registration. The Subscriber understands and acknowledges that the Units in the Company are being offered and sold in reliance upon the exemption from registration provided by
Section 4(2) of the Act; that the reliance of the Company upon that exemption is predicated, in part, on the representations and warranties made and to be made by the Subscriber in and pursuant to this Subscription Agreement; and that the exemption may not be available if any of those representations and warranties is not true and accurate.

               6. Representations and Warranties as to Institutional Accredited Investor Status. The Subscriber warrants and represents that any one of the statements below, next to which the Subscriber has placed its initials in the space designated therefor, which describe an institutional "accredited investor," as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Act, is true with respect to the Subscriber.

               Initial one or more of the following statements, if applicable:

               [ ](i) the Subscriber is a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

               [ ](ii) the Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               [ ](iii) the  Subscriber  is an  insurance  company as defined in
Section 2(13) of the Act;

               [ ](iv) the Subscriber is an investment company registered under the Investment Company Act of 1940;

               [ ](v) the Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;



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               [ ](vi) the  Subscriber is a Small  Business  Investment  Company
licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

               [ ](vii) the Subscriber is a private business development company as defined in Section 202(a)(22) of the Advisers Act;

               [ ](viii) the Subscriber is a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000;

               [ ](2)(ix) the Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated by the SEC under the Act; or

               [ ](x) the Subscriber is an entity in which all of the equity owners are accredited investors.

               7. Representations and Warranties as to Accredited Investor Status (if applicable). To the extent that Subscriber has not set forth its initials in the space designated therefor in Section 6 above, the Subscriber warrants and represents that any one of the statements below, next to which the Subscriber has placed its initials in the space designated therefor, which describe an institutional "accredited investor," as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Act, is true with respect to the Subscriber:

                      Initial one or more of the following statements, if applicable:

               [ ] (i) A natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with that person's spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not a spouse's share) of: (i) the amount of any tax exempt interest income received,
(ii) amounts contributed to an IRA or Keogh retirement plan, (iii) alimony paid, and (iv) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash loss or gain, respectively, reported for federal income tax purposes; and/or

--------
2 A Subscriber initialing this box must provide a supplemental letter with this Subscription Agreement describing the basis by which it is a trust directed by a sophisticated person with the knowledge and experience in business and financial matters capable of evaluating the merits and risks of the prospective investment.

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               [ ] (ii) A natural person whose  individual  net worth,  or joint net worth with that person's spouse, is in excess of $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, provided, however, for the purpose of determining a person's net worth, the principal residence owned by an individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provision, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, or personal property broker or a company whose principal business is as a lender upon loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more. Any person relying on the appraised value of a principal residence must deliver to the Company, at or prior to the date of execution hereof, a copy of such appraisal.

               8. Representations and Warranties Regarding Canadian Securities Laws (made only by Subscribers who are not U.S. Persons (as defined in Regulation S under the Act)).

               (a) The Subscriber is a resident of, or has its place of business in, Ontario, Manitoba, British Columbia, Alberta or Belgium as is set as set forth on the signature page hereto, which address was not created or used solely for the purpose of acquiring Units, and the Subscriber:

               (i) is not (and is not purchasing Units for the account or benefit of) a U.S. Person;

               (ii)   was not offered the Units in the United States;

               (iii) did not execute or deliver this Subscription Agreement in the United States, and

               (iv)   will not take delivery of the Units in the United States.

               (b) The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to the Company and the Canadian Placement Agent (and acknowledges that the Company and the Canadian Placement Agent and their respective counsel are relying thereon) that it falls within one of the following prospectus exemptions applicable under Securities Laws (as used herein, the term "Securities Laws" means the applicable securities laws of the Province of Ontario, the Province of Alberta or the Province of Manitoba and the respective regulations and rules made and forms prescribed thereunder, together with all applicable published policy statements and blanket orders and rulings of the applicable securities regulatory authority):

               (i)    The Subscriber is purchasing as principal and is:


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                      (A) a bank  listed  in  Schedule  I or II to the  Bank Act
                      (Canada) to which the Bank Act (Canada) applies, or the Federal Business Development Bank incorporated under the Federal Business Development Bank Act (Canada);

                      (B) a credit union or league to which the Credit Unions and Caisses Populaires Act, 1994 (Ontario) applies;

                      (C) an insurance company licensed under the Insurance Act (Ontario);

                      (D) a subsidiary of any company  referred to above,  where
                      the  company  owns  all  of  the  voting   shares  of  the
                      subsidiary;

                      (E) a dealer registered in the category of broker, investment dealer or securities dealer under Securities Laws;

                      (F) Her Majesty in right of Canada or any province or territory of Canada;

                      (G) a municipal corporation or public board or commission in Canada; or

                      (H) a company or a person purchasing as principal, other than an individual, and is recognized by the applicable securities regulatory authority as an exempt Subscriber.

               (ii) The Subscriber is purchasing as principal (of if purchasing as agent for a disclosed or undisclosed principal, each beneficial Subscriber for whom the Subscriber is acting is purchasing as principal for its own account and not for the benefit of any other person) and is purchasing a sufficient number of Units which have an aggregate acquisition cost to the Subscriber of not less than CDN$150,000 if resident in Ontario and CDN$97,000 if resident in Alberta, Manitoba or British Columbia; and the Subscriber has not been created or is not being used primarily to permit purchases without a prospectus or the share or portion of any disclosed or undisclosed principal, member, partner, beneficiary or shareholder of the Subscriber (as applicable) of the aggregate acquisition cost to such disclosed or undisclosed, principal member, partner, beneficiary or shareholder of the Units being purchased is not less than CDN$150,000 if resident in Ontario and CDN$97,000 if resident in Alberta, Manitoba or British Columbia.

               (iii) The Subscriber is a trust company registered under the Loan and Trust Corporations Act (Ontario) and is purchasing the Units as trustee or as agent for accounts fully managed by it, or it is a portfolio advisor as defined in Ontario Securities Commission Rule 45-504 and it is purchasing the Units for an account of a client established in writing under which it makes the investment decisions for the

897953.8
               account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction.

               (c) The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Canadian Placement Agent and the Company in determining the Subscriber's eligibility, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase Units under Securities Laws. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, further agrees that by accepting delivery of the Units on a Closing Date of the
Offering, it will be representing and warranting that the foregoing representations and warranties are true and correct as at the time of closing with the same force and effect as if they had been made by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, at the time of closing and that they will survive the purchase by the Subscriber of Units and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Units or the shares of Common Stock and Warrants included in the Units, as the case may be.

               (d) The Subscriber hereby acknowledges that no prospectus has been filed by the Company in Canada with any securities regulatory authority and that notwithstanding that the issuance of the Units is exempted from the prospectus requirements available under the provisions of applicable Securities
Laws:

               (i) the Subscriber is restricted from using most of the civil remedies available under applicable Securities Laws;

               (ii) the Subscriber may not receive information that would otherwise be required to be provided to him under applicable Securities Laws; and

               (iii) the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

               (e) if an individual, the Subscriber has attained the age of majority and is legally competent to execute this subscription and to take all actions required pursuant hereto;

               (f) The Subscriber (or others for whom it is contracting hereunder) agrees that the Company and/or the Canadian Placement Agent may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and each beneficial Subscriber of Units for whom the Subscriber may be acting and authorizes the Company and/or the Canadian Placement Agent to make any such disclosure.

897953.8

               9. Contractual Right of Action. The Company and the Subscriber agree that, in addition to any other right available to the Subscriber at law, the Subscriber, if resident in Ontario or Alberta, is entitled to exercise the contractual right of action described in the Canadian Memorandum in the circumstances described therein.

               10.  Further Agreements.  The Subscriber agrees that:

               (a) it is not entitled to cancel, terminate or revoke this subscription;

               (b) it will not transfer or assign this subscription or any interest therein;

               (c) this subscription may be accepted or rejected, in whole or in part, by the Company, in its sole discretion, without giving any reason therefor;

               (d) if (i) this subscription is accepted in whole or in part, and
(ii) the other conditions precedent set forth above are met, it shall become a stockholder and warrantholder of the Company, the amount to be paid by the Subscriber for the Units to be issued to the Subscriber may be transferred to the capital of the Company as a contribution of the Subscriber;

               (e)  additional Units may be offered or sold by the Company; and

               (f) it will indemnify and hold harmless the Company, Thomson Kernaghan & Co. Limited, and their respective affiliates and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever, including reasonable attorneys'
fees) arising out of or based upon any false representation, warranty or acknowledgment made herein.

               11.  Acknowledgment.   The  Subscriber   acknowledges  that  this
Subscription Agreement will not be valid, binding and enforceable until the Subscriber hereunder is accepted and approved by the Company.

               12.  Miscellaneous.  The Subscriber understands and agrees that:

               (a) This Subscription Agreement supersedes any previous subscription agreement executed by or on behalf of the Subscriber relative to Units in the Company, and any such previous agreement is hereby rescinded and is of no further force and effect.

               (b) The Subscriber's representations, warranties and covenants contained herein shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units.

897953.8

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



               (c) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

               (d) This Subscription Agreement shall be governed by, and enforced and construed in all respects in accordance with, the laws of the State of New York, such laws are applied by New York courts to agreements entered into, and to be performed in, New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors, and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               (e) The Subscriber hereby agrees to furnish the Company such other information as the Company may request with respect to his or its subscription hereunder.

               13. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as follows:

               (a) Organization. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now being conducted and to own its properties and is duly licensed or qualified and in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). As of the date hereof, the Company does not have any material subsidiaries other than Jaws Technology, Inc., an Alberta corporation ("Jaws Canada"), Pace Systems, Inc., incorporated under the laws of the Province of Ontario ("Pace"), and Jaws Acquisition Corp., an Alberta corporation ("JAC" and collectively with Jaws Canada and Pace, the "Subsidiaries"). Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect. All of the outstanding common stock of each Subsidiary is owned by the Company, free and clear of any liens, and has been duly authorized and validly issued, and is non- assessable, except for such failures as could not reasonably be expected to have a Material Adverse Effect.

897953.8

               (b) Authorization. The Company has taken all action required to authorize the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby, including the issuance of sale of the Common Stock and the Warrants. This Subscription Agreement has been duly executed and delivered by the Company and, subject to the due authorization, execution and delivery by the Subscriber, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (c) SEC Documents. The Company has furnished the Subscriber herewith, or made available to the Subscriber, copies of the following reports (the "SEC Documents") filed by the Company with the United States Securities and Exchange Commission (the "SEC"):

               (i) The Company's Pre-Effective Amendment No. 4 to Form 10-SB, filed on November 1, 1999 (the "Form 10-SB");

               (ii) The Company's two Reports on Form 8-K, both filed on November 15, 1999; and

               (iii) The Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999 (the "Form 10-Q").

               Each of the SEC Documents, as of its respective date of filing, complied in all material respects with the applicable requirements of the Exchange Act. The Company is current in its obligations to file all periodic reports with the SEC required to be filed under the Exchange Act and applicable rules and regulations promulgated thereunder.

               (d) Financial Statements. The financial statements of the Company included in the Company's Form 10-SB and Form 10-Q, which are included in the Canadian Memorandum or provided in connection therewith, fairly present, in all material respects, the financial position, the results of operations, cash flows and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, in all material respects, and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, or liabilities of the Company from the latest information set forth in the Canadian Memorandum, except as may be described in the Canadian Memorandum as having occurred or may occur.

897953.8

               (e) No Violations or Breaches; Consents. (i) Neither the execution and delivery of this Subscription Agreement nor the consummation of the transactions contemplated hereby will violate any provision of, or result in the breach of (A) the Articles of Incorporation or By-Laws of the Company; (B) any material agreement to which the Company is a party; (C) result in the creation of any material claim, lien, charge or encumbrance upon any of the property or assets of the Company; or (D) to the knowledge of the Company, any applicable federal, state, foreign or local law, statute, ordinance, rule, code, regulation, order, judgment or decree, except for those violations that would not have a Material Adverse Effect. For purposes hereof, the term "knowledge" means the actual knowledge of the directors and executive officers of the Company; and

               (ii) The Company is not in violation or breach of or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company, enforceable as to it in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The Company is not in violation or breach of, or in default with respect to, any term of its Articles of Incorporation or By-Laws, each as amended to date.

               (iii) The Company is not in material violation of any law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company has received all permits, licenses and/or other approvals required of it under applicable occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in material compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect.

               (f) Capitalization; Issuance of Shares. As of the date of this Subscription Agreement, the authorized capital stock of the Company consists solely of (i) 95,000,000 authorized shares of Common Stock, of which 21,326,945 shares are issued and outstanding; and (ii) 5,000,000 authorized shares of preferred stock, $.001 per share, none of which are issued and outstanding. Each outstanding share of capital stock of the Company is duly authorized, validly issued, fully paid and nonassessable and has not been issued and is not owned or held in violation of any preemptive rights set forth in the Company's Articles of Incorporation or By-Laws, each as amended to date, or any agreement to which the Company is a party. There is no binding commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for shares of capital stock of the Company, except as may be described in or contemplated by, the Canadian Memorandum. There is outstanding no security or other instrument which by its terms is

897953.8
convertible into or exchangeable for any class of share of capital stock of the Company, except as may be described in the Canadian Memorandum. The capital stock of the company conforms in all material respects to the description thereof contained in the Canadian Memorandum.

               Upon the issuance by the Company to the Subscriber of the shares of Common Stock and the payment therefor by the Subscriber to the Company, on the terms and subject to the conditions set forth herein, the shares of Common Stock will have been duly authorized and validly issued and will be fully paid, and non-assessable. The shares of Common Stock issuable upon the exercise of the Warrant upon issuance (and upon receipt by the Company of the exercise price thereof) will be validly issued, fully paid and non-assessable.

               (g) Litigation. There is no litigation, arbitration, governmental or other proceeding (formal or informal) or claim or investigation pending or, to the knowledge of the Company, threatened with respect to the Company or any of its operations, businesses, properties or assets, except as may be described in the Canadian Memorandum or such as individually or in the aggregate do not now have and will not likely in the future have a Material Adverse Effect. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Canadian Memorandum or such as in the aggregate do not have a Material Adverse Effect.

               (h) Intellectual Property. There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise or other intangible property or asset (all of the foregoing being herein call "Intangibles") necessary to the business of the Company as presently conducted, except as may be so designated in the Canadian Memorandum and which the Company has the right or license to use as necessary. To the Company's knowledge, except as described in the Canadian Memorandum, the Company has not infringed nor is it infringing in any material respect with respect to Intangibles or others, and the Company has not received notice of infringement with respect to asserted Intangibles of others, which infringement would have a Material Adverse Effect.

               (i) Absence of Certain Changes. Subsequent to the date of the Memorandum, and except as may otherwise be described in or contemplated by the Memorandum, (A) the Company has not, except in the ordinary course of business, incurred any material liability or obligation, primary or contingent, for borrowed money, (B) there has not been any material change in the capital stock, short-term debt or long-term debt of the company, (C) the Company has not entered into any material transaction not in the ordinary course of business,
(D) the Company has not purchased any of its outstanding capital stock nor declared or paid any dividend or distribution of any kind on its capital stock,
(E) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (F) there has not been any material adverse change which the Company reasonably believes would likely result in a prospective material adverse change, in the financial condition, results of

897953.8
operations, business, properties, assets, or liabilities of the Company and its Subsidiaries, taken as a whole.

               (j) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be reasonably necessary to continue its business.

               (k) Tax Matters. The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), and has paid all material taxes required to be paid by it and any other material assessment, fine or penalty levied against it to the extent that any of the foregoing is due and payable, except for any such material assessment, fine or penalty that is currently being contested in good faith or as described in the Memorandum.

               (l) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (m) Disclosure. Neither the Canadian Memorandum nor this agreement contain any untrue statement of a material fact, and the Canadian Memorandum and this agreement taken as a whole will not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except that the Company shall have no liability for any information provided to the Company in writing by, and relating to, the Canadian Placement Agent, for use in and used in the Canadian Memorandum. It is understood that any summary in the Canadian Memorandum of a document which appears therein in full (either as signed or substantially in the form to be signed) does not constitute an untrue or misleading statement merely because it is a summary; provided, however, that any such summary may not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. If, at any time before the Offering is completed or terminated or before all subscriptions are accepted by the Company, there should be any change which would cause the Canadian Memorandum or this agreement not to comply with this paragraph 13(m), the Company will promptly advise the Canadian Placement Agent thereof and prepare and furnish the Canadian

897953.8

Placement Agent with, for distribution to investors, after prior review and approval by the Canadian Placement Agent and their counsel (such approval not to be unreasonably withheld), such copies of such supplements or amendments to the Canadian Memorandum and this agreement will cause the Canadian Memorandum and this agreement, as so supplemented or amended, to comply with this paragraph 13(m), and will authorize the Canadian Placement Agent to make to investors, if
(i) deemed necessary by counsel to the Canadian Placement Agent and approved by the Canadian Placement Agent or (ii) if deemed necessary by counsel to the Company, an offer of rescission.

               14.  Certain Covenants.

               (a) The Company covenants and agrees, at its own cost and expense:

               (i) to file a registration statement (a "Registration Statement") with the SEC no later than 30 days following the Closing Date, covering the resale of any and all shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants (the "Registrable Shares"),

               (ii) to use its best efforts to cause such Registration Statement to become effective within 90 days following the Closing Date and remain effective until the earlier to occur of (i) the date on which all the Warrants have been exercised or have expired by their terms, and (ii) the date on which all such shares are eligible for resale pursuant Rule 144 of the Act, without limitation;

               (iii) to prepare and file with the SEC, as expeditiously as possible, any amendments and supplements to the Registration
               Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for the period described in the foregoing clause (ii);

               (iv) as expeditiously as possible, to furnish to the Subscriber such reasonable numbers of copies of the prospectus, including a preliminary prospectus, and such other documents as the Subscriber may reasonably request in order to facilitate the sale or other disposition of the Registrable Shares; and

               (v) as expeditiously as possible, register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Subscribers shall reasonably request; provided, however, that (x) the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or execute a general consent to service of process in any jurisdiction and (y) if the Company is offering securities for its own account, it need not register or qualify under the securities or Blue Sky laws of any jurisdiction in which the managing underwriter has no intention of offering or selling securities for the account of the Company

897953.8

               (except that the Company will use its best efforts to register or qualify Registrable Shares in such additional jurisdiction as any Subscriber may request subject to the limitation of clause (x) and at the Subscriber's expense).

               Following the issuance of any such shares of Common Stock, and prior to such time as the applicable Registrable Shares are so registered, such shares shall be restricted securities under the Act, will not have been registered under the Act and may not be sold or transferred absent such registration or unless an exception from registration is available and the certificates evidencing such shares shall bear an appropriate legend restricting transfers under the Act. In connection with such registration, the Subscriber shall provide to the Company such information, and execute and deliver such certificates and other agreements, as the Company may reasonably request in order to effectuate the registration of the Registrable Shares including providing information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance.

               (b) The Subscriber agrees that, upon receipt of any notice from the Company of (i) any request by the SEC for amendments or supplements to a Registration Statement or related prospectus covering any of the Subscribers' Registrable Shares, (ii) the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any of Subscriber's Registrable Shares or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event that requires the making of any changes in the Registration Statement covering any of Subscriber's Registrable Shares so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that any related prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and (v) the Company's reasonable determination that a post-effective amendment to a Registration Statement covering any of the Subscriber's Registrable Shares or a supplement to any related prospectus is required under the Act; the Subscriber will forthwith discontinue disposition of such Registrable Shares until it is advised in writing by the Company that the use of the applicable prospectus (as amended or supplemented, as the case may be) and disposition of the Registrable Shares covered thereby pursuant thereto may be resumed provided, however, (x) that the Subscriber shall not resume its disposition of Registrable Shares pursuant to such Registration Statement or related prospectus unless it has received notice from the Company that such Registration Statement or amendment has become effective under the Act and has received a copy or copies of the related prospectus (as then amended or supplemented, as the case may be) unless the Registrable Shares are then listed on a national securities exchange and the Company has advised the Subscriber that the Company has delivered copies of the related prospectus, as then amended or supplemented, in transactions effected upon such exchange, subject to any subsequent receipt by such Subscriber from the Company of notice of any of the events contemplated by

897953.8
clauses (i) through (iv) of this paragraph, and, (y) if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Subscriber's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

                       (c) (i) In the event of any Registration of any of the Registrable Shares under the Act pursuant to this Subscription Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, and each other person, if any, who controls such seller within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, subject to Section 12(c)(iii) below, the Company will reimburse such seller and each such controlling person for any legal or any other expenses reasonably incurred by such seller or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in conformity with information furnished to the Company, in writing, by or on behalf of such seller or controlling person for use in the preparation thereof or inclusion therein.

               The indemnity provisions in this Section 12(c)(ii) are subject to the condition that, insofar as they related to any untrue statement or omission made in a preliminary prospectus or prospectus but eliminated or remedied in a final prospectus or an amended or supplemented prospectus on file with the SEC at the time the Registration Statement becomes effective or any amended or supplemented prospectus filed with the SEC pursuant to Rule 424 or any successor provision under the Act (the "Final Prospectus"), such indemnity provisions shall not inure to the benefit of the Subscriber (x) if the Subscriber is not selling Registrable Shares through an underwriter, if the Company has previously delivered copies of such Final Prospectus to the Subscriber or, if Registrable Shares are then listed on a national securities exchange, if the Company has previously delivered copies of such Final Prospectus to such national securities exchange in accordance with Rule 153 or any successor rule under the Act, or (y) if the Subscriber is selling Registrable Shares through an underwriter or underwriters, the Company has previously delivered copies of such Final Prospectus to such underwriter or underwriters.

                       (ii) In the event of any registration of any of the Registrable Shares under the Act pursuant to this Subscription Agreement, the Subscriber will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each person,

897953.8
if any, who controls the Company or any such underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in conformity with information furnished in writing to the Company by or on behalf of the Subscriber, specifically for use in connection with the preparation of or inclusion in such Registration Statement, prospectus, amendment or supplement; and shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action, provided, however, in no event shall Subscriber's indemnification obligations hereunder exceed the gross proceeds from the sale of Registrable Shares by the Subscriber. This indemnity shall remain in full force and effect for the applicable statute of limitation period regardless of any investigation made by or on behalf of the Company or such controlling person and shall survive the transfer of shares.

                       (iii) Each party entitled to  indemnification  under this
Section 12(c)(ii) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any loss, claim, action, damage or liability as to which indemnity may be sought, and shall permit the Indemnified Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnified Party of its obligations under this Section 12(c)(ii), except to the extent that such failure to give notice prejudices the Indemnifying Party or such Indemnifying Party is damaged by such delay. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense (but in no event shall the Indemnifying Party be obligated to pay the fees and expenses of more than one counsel for the Indemnified Party or Parties) if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflict of interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall

897953.8
consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                       (iv) If the indemnification provided for in this Section 12(c) is finally determined by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein or contribution is required under the Act in circumstances for which indemnification is provided under this Section 12(c), then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense (i) in such proportion as is in appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other but also the relative fault of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no Subscriber will be required to contribute any amount in excess of the gross proceeds of all Registered Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                       (v) The obligations under this Section 12(c) shall survive the completion of any offering of Registered Shares in a registration statement.

               (d) As liquidated damages and Subscriber's sole and exclusive remedy in the event of a breach by the Company of its obligations set forth in
Section 12(a) above to have a Registration Statement declared effective within 90 days following the final Closing Date, if a Company Registration Statement covering such shares of Common Stock is not declared effective within 90 days, but prior to 180 days, following the final Closing Date of the Offering, the exercise price of the Warrants sold to Subscribers shall be reduced by US$0.25 per month, or a pro rated amount thereof for partial months, until a Registration Statement covering such shares is declared effective. If a Registration Statement covering such shares of Common Stock is not declared effective within 180 days following the final Closing Date, the exercise price of the Warrants shall be reduced by US$0.50 per month, or a pro rated amount thereof for partial months, until a Registration Statement covering such shares of Common Stock is declared effective. Notwithstanding the foregoing, in no event should the exercise price of the Warrants sold to Subscribers be reduced to a price lower than $3.75 per share.

897953.8

               (e) From and after the Closing Date, the Company shall use its best efforts to file all documents required to be filed by it on a timely basis with the SEC under the Exchange Act and with the applicable Canadian securities regulatory authorities under the applicable Canadian provincial Securities Laws.

                            [Signature page follows]

897953.8

        IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date specified below.



-----------------------------        --------------------------------------------------
Number of Units Subscribed For       Print Full Legal Name of Partnership, Trust or LLC


                                     By:
-----------------------------            ----------------------------------------------
Aggregate Purchase Price                 (Signature of Authorized Signatory)
(US$4.25 per Unit)

                                     Name:
-----------------------------              --------------------------------------------
Dated:
                                     Title:
                                            -------------------------------------------


                                     Address:
                                              -----------------------------------------

                                     --------------------------------------------------

                                     --------------------------------------------------


                                     --------------------------------------------------
                                     U.S. Tax Identification Number (if a U.S. Person)


                                     --------------------------------------------------
                                     Date and State or Jurisdiction of Incorporation or
                                     Organization


                                     --------------------------------------------------
                                     Date on which Taxable Year Ends

ACCEPTED AND AGREED:

JAWS TECHNOLOGIES, INC.


By:
    ----------------------------
    Name:
    Title:

Dated:
       -----------------------------











897953.8